Trenwick America Corporation
                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                                   ----------

In re: Trenwick America Corporation      Case No.             03-12635(MFW)
       ----------------------------                           -------------
                                         Reporting Period:    August 2005
                                                              -----------

                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------
                                                                                          Document    Explanation
Required Documents                                                           Form No.     Attached     Attached
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1          Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1          Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                              MOR-1          Yes
Statement of Operations                                                       MOR-2          Yes
Balance Sheet                                                                 MOR-3          Yes
Status of Postpetition Taxes                                                  MOR-4          Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                          MOR-4          Yes
     Listing of aged accounts payable                                         MOR-4          Yes
Accounts Receivable Reconciliation and Aging                                  MOR-5          Yes
Debtor Questionnaire                                                          MOR-5          Yes
-----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

   REPORT INCLUDES INFORMATION FOR THE PERIOD FROM AUGUST 1 THROUGH AUGUST 15,
                2005, THE EFFECTIVE DATE OF THE BANKRUPTCY PLAN


--------------------------------------                 ---------------
Signature of Debtor                                    Date


--------------------------------------                 ---------------
Signature of Joint Debtor                              Date


/s/ Joann McNiff                                       9/20/05
--------------------------------------                 ---------------
Signature of Authorized Individual*                    Date


Joann McNiff
--------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.3

In re: Trenwick America Corporation                     Case No.  03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period  August 2005
August 1 - 15, 2005

                                  Bank Accounts

                                                      Operating     Tax    Other
                                                     ---------------------------

        Cash - Beg of Month                            5,491.05     N/A     --
                                                     ---------------------------

             Receipts:
             Cash Sales                                      --      --     --
        Accounts Receivable                                  --      --     --
          Loans & Advances                                   --      --     --
           Sale of Assets                                    --      --     --
          Deposit / WT IN                                    --      --     --
               Other                                         --      --     --
Fund Transfer (Vista MM Redemption)                          --      --     --
  Intercompany Transfers (TASCO)*                     94,402.71      --     --
                                                     ---------------------------

           Total Receipts                             94,402.71      --     --
                                                     ---------------------------

           Disbursements:
      Sales, Use, & Other Tax                                --      --     --
        Inventory Purchases                                  --      --     --
      Secured Rental / Leases                                --      --     --
             Insurance                                       --      --     --
           Administrative                                    --      --     --
              Selling                                        --      --     --
               Other                                         --      --     --
      Transfers (InterCompany)                               --      --     --
         Professional Fees                           (67,389.65)     --     --
            Court Costs                                      --      --     --
                                                     ---------------------------

        Total Disbursements                          (67,389.65)     --     --
                                                     ---------------------------

           Net Cash Flow                              27,013.06      --     --
                                                     ---------------------------

       Cash: August 15, 2005                          32,504.11      --     --
                                                     ===========================

* Represents receipt of payment from Trenwick America Services Corporation on Note Receivable related to sale of fixed assets in October 2004 as approved by the Bankruptcy Court

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.3

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
August 1 - 15, 2005

        Check / Wire Date          Amount                   Vendor Name
====================================================================================
2005-08-11                         20,927.05  Ashby & Geddes
2005-08-11                         23,786.03  Dewey Ballantine
2005-08-11                         10,389.28  Hennigan, Bennett & Dorman LLP
2005-08-11                         12,287.29  Young, Conaway, Stargatt & Taylor, LLP
                                 -----------
                   Total Checks    67,389.65
                                 -----------

Total Disbursements              $ 67,389.65
============================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.3

Trenwick America Corporation                             Case No. 03-12635 (MFW)
----------------------------                                      --------------
          Debtor                                Reporting Period: August 2005
                                                                  --------------

                             Statement of Operations
                               (Income Statement)

=========================================================================================
                                                                             Cumulative
REVENUES                                           August 1 - 15, 2005     Filing to Date
=========================================================================================
Gross Revenues                                          $      --          $     242,183
-----------------------------------------------------------------------------------------
Less: Returns and Allowances                                   --                     --
=========================================================================================
Net Revenue                                             $      --          $     242,183
-----------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                    --
-----------------------------------------------------------------------------------------
Beginning Inventory                                            --                     --
-----------------------------------------------------------------------------------------
Add: Purchases                                                 --                     --
-----------------------------------------------------------------------------------------
Add:Cost of Labor                                              --                     --
-----------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                           --                     --
-----------------------------------------------------------------------------------------
Less: Ending Inventory                                         --                     --
-----------------------------------------------------------------------------------------
Cost of Goods Sold                                             --                     --
=========================================================================================
Gross Profit                                                   --                242,183
-----------------------------------------------------------------------------------------
OPERATING EXPENSES                                                                    --
-----------------------------------------------------------------------------------------
Advertising                                                    --                     --
-----------------------------------------------------------------------------------------
Auto and Truck Expense                                         --                  1,061
-----------------------------------------------------------------------------------------
Bad Debts                                                      --                     --
-----------------------------------------------------------------------------------------
Contributions                                                  --                 (2,500)
-----------------------------------------------------------------------------------------
Employee Benefits Programs                                    473                 58,925
-----------------------------------------------------------------------------------------
Insider compensation*                                         833              1,010,557
-----------------------------------------------------------------------------------------
Insurance                                                   5,084                114,108
-----------------------------------------------------------------------------------------
Management Fees/Bonuses **                                     --               (708,773)
-----------------------------------------------------------------------------------------
Office Expense                                                241                 98,850
-----------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                547                 60,232
-----------------------------------------------------------------------------------------
Repairs and Maintenance                                        30                  4,185
-----------------------------------------------------------------------------------------
Rent and Lease Expense                                        738                715,184
-----------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                   3,790                678,723
-----------------------------------------------------------------------------------------
Supplies                                                      187                 98,520
-----------------------------------------------------------------------------------------
Taxes-Payroll                                                 201                 44,177
-----------------------------------------------------------------------------------------
Taxes-Real Estate                                              73                  4,332
-----------------------------------------------------------------------------------------
Taxes-Other                                                    11                  7,060
-----------------------------------------------------------------------------------------
Travel and Entertainment                                       --                  6,274
-----------------------------------------------------------------------------------------
Utilities                                                      29                  2,779
-----------------------------------------------------------------------------------------
Other (attach schedule)                                     1,794              5,333,376
=========================================================================================
Total Operating Expenses Before Depreciation               14,031              7,527,067
-----------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                           832                305,234
=========================================================================================
Net Profit(Loss) Before Other Income & Expenses           (14,862)            (7,590,117)
-----------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                             --
-----------------------------------------------------------------------------------------
Other Income (attach schedule)                           (620,000)          (105,760,365)
-----------------------------------------------------------------------------------------
Interest Expense                                               --                     --
-----------------------------------------------------------------------------------------
Other Expense (attach schedule)                                --                     --
=========================================================================================
Net Profit (Loss) Before Reorganization Items            (634,862)          (113,350,482)
-----------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                                  --
-----------------------------------------------------------------------------------------
Professional Fees                                              --                     --
-----------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                    --                     --
-----------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                            --                     --
-----------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                  4,238                135,374
-----------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                              --               (543,353)
-----------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)            50,806              6,980,384
=========================================================================================
Total Reorganization Expenses                             (46,568)            (7,388,363)
-----------------------------------------------------------------------------------------
Income Taxes                                                   --               (169,855)
=========================================================================================
Net Profit (Loss)                                       $(681,431)         $(120,568,990)
=========================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 28 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.3

Trenwick America Corporation                             Case No. 03-12635 (MFW)
----------------------------                                      --------------
          Debtor                                Reporting Period: August 2005
                                                                  --------------

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                                                   Cumulative
BREAKDOWN OF "OTHER" CATEGORY             August 1 - 15, 2005    Filing to Date
================================================================================

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                               --                  2,951
--------------------------------------------------------------------------------
Legal Fees                                            --                 13,811
--------------------------------------------------------------------------------
Audit Fees                                            --                (26,530)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                 --                 46,654
--------------------------------------------------------------------------------
Board Related                                         --                 46,458
--------------------------------------------------------------------------------
Other Fees                                         1,345              5,185,157
--------------------------------------------------------------------------------
Data Processing                                      330                 51,722
--------------------------------------------------------------------------------
Seminars & Continuing Education                       72                  7,588
--------------------------------------------------------------------------------
Dues & Subscriptions                                  47                  5,564
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES               $   1,794          $   5,333,376
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

================================================================================
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries***                (620,000)          (110,568,995)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                             $(620,000)         $(110,568,995)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                           50,806              6,980,384
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES            $  50,806          $   6,980,384
--------------------------------------------------------------------------------

================================================================================

*** The Company is in the process of finalizing financial results for the month ended August 2005 in accordance with statutory reporting timetables, material changes may occur.

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.3

Trenwick America Corporation                             Case No. 03-12635 (MFW)
----------------------------                                      --------------
          Debtor                                Reporting Period: August 2005
                                                                  --------------

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT              BOOK VALUE ON
                                   ASSETS                                      AUGUST 15, 2005             PETITION DATE
------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                    3,052,175                 4,532,566
------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                               --                        --
------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                           49,176,261                48,745,299
------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                     1,961,612                        --
------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                 --                        --
------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                        22,667                   503,054
------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                   1,000                    10,000
------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                 340,703                   327,755
------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                             $  54,554,418             $  54,118,674
------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                              --                        --
------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                     --                        --
------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                    --                20,723,654
------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                      --                 3,485,693
------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                    --                        --
------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                               --               (15,433,035)
------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                       $          --             $   8,776,312
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                          --                   266,900
------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                     129,725,049               249,660,381
------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                               $ 129,725,049             $ 249,927,281
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     $ 184,279,467             $ 312,822,267
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT              BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                   AUGUST 15, 2005             PETITION DATE
------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                            --                        --
------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                         --                        --
------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                               --                        --
------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                               --                        --
------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                            --                        --
------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                   --                        --
------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                      237,193                        --
------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                    --                        --
------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                     3,298,139                        --
------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                   $   3,535,331             $          --
------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                --                        --
------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                               --                        --
------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                     288,386,386               289,648,446
------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                   $ 288,386,386             $ 289,648,446
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  291,921,718               289,648,446
------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                              100                       100
------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                         266,985,085               266,985,085
------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                   --                        --
------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                      --                        --
------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                  (246,858,372)             (246,858,372)
------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                 (120,568,990)                       --
------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                       (7,200,073)                3,047,008
------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                       --                        --
------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                 $(107,642,251)            $  23,173,821
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                             $ 184,279,467             $ 312,822,267
========================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 28 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.3

Trenwick America Corporation                             Case No. 03-12635 (MFW)
----------------------------                                      --------------
          Debtor                                Reporting Period: August 2005
                                                                  --------------

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                                BOOK VALUE AT      BOOK VALUE ON
                ASSETS                         AUGUST 15, 2005     PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                             340,703            327,755
--------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                      $     340,703       $    327,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Deferred Taxes Receivable                           1,308,827          1,198,532
--------------------------------------------------------------------------------
Investment in Subsidiaries**                      128,415,458        244,859,636
--------------------------------------------------------------------------------
Miscellaneous Other Assets                                764          3,602,213
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                              $ 129,725,049       $249,660,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                BOOK VALUE AT      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                   AUGUST 15, 2005     PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accounts Payable                                       64,660             42,517
--------------------------------------------------------------------------------
Accrued Expenses                                           --          1,290,790
--------------------------------------------------------------------------------
Interest Payable                                   12,728,025         12,728,025
--------------------------------------------------------------------------------
Taxes Payable                                       2,602,010          2,601,759
--------------------------------------------------------------------------------
Due to Affiliates                                  82,787,757         82,787,757
--------------------------------------------------------------------------------
Indebtedness                                      190,203,934        190,197,598
--------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)            $ 288,386,386       $289,648,446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Accrued Expenses                                      289,264                 --
--------------------------------------------------------------------------------
Taxes Payable                                       2,400,441
--------------------------------------------------------------------------------
Due to Affiliates                                     608,433                 --
--------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES            $   3,298,139       $         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Equity in Subsidiary                               (7,200,073)         3,047,008
--------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                $  (7,200,073)      $  3,047,008
================================================================================

** The Company is in the process of finalizing financial results for the month ended August 2005 in accordance with statutory reporting timetables, material changes may occur.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.3

In re Trenwick America Corporation                       Case No. 03-12635 (MFW)
      ----------------------------                                --------------
                Debtor                          Reporting Period: August 2005
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------
                           Beginning       Amount
                              Tax       Withheld or                             Check. No   Ending Tax
                           Liability      Accrued     Amount Paid   Date Paid     or EFT    Liability
======================================================================================================
Federal
------------------------------------------------------------------------------------------------------
Withholding                    --            --            --                                   --
------------------------------------------------------------------------------------------------------
FICA-Employee                  --            --            --                                   --
------------------------------------------------------------------------------------------------------
FICA-Employer                  --            --            --                                   --
------------------------------------------------------------------------------------------------------
Unemployment                   --            --            --                                   --
------------------------------------------------------------------------------------------------------
Income                         --            --            --                                   --
------------------------------------------------------------------------------------------------------
Other:                         --            --            --                                   --
------------------------------------------------------------------------------------------------------
  Total Federal Taxes          --            --            --                                   --
------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------
Withholding                    --            --            --                                   --
------------------------------------------------------------------------------------------------------
Sales                          --            --            --                                   --
------------------------------------------------------------------------------------------------------
Excise                         --            --            --                                   --
------------------------------------------------------------------------------------------------------
Unemployment                   --            --            --                                   --
------------------------------------------------------------------------------------------------------
Real Property                  --            --            --                                   --
------------------------------------------------------------------------------------------------------
Personal Property              --            --            --                                   --
------------------------------------------------------------------------------------------------------
Other:                         --            --            --                                   --
------------------------------------------------------------------------------------------------------
  Total State and Local        --            --            --                                   --
------------------------------------------------------------------------------------------------------
Total Taxes                    --            --            --                       --          --
------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                                  =================================================================
                                                  Current     0-30       31-60       61-90      Over 90      Total
-------------------------------------------------------------------------------------------------------------------
Accounts Payable                                     --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------
Wages Payable                                        --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------
Taxes Payable                                        --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                               --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                              --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments          --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------
Professional Fees                                    --      99,752      18,637      83,662      35,141     237,193
-------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                              --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------
Other:                                               --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                             --      99,752      18,637      83,662      35,141     237,193
-------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.3

Listing of Aged Accounts Payable
Trenwick America Corporation
As of August 15, 2005

                                    Invoice
            Vendor                    Date         Services            Invoice Number            Amount
            ------                    ----         --------            --------------            ------
        Lackey Hershman             3/1/2005        Mar-05              LAC100-02000            10,000.00
       Dewey Ballantine             3/1/2005        Mar-05              DEW236-02000             2,367.80
        Ashby & Geddes              3/1/2005        Mar-05              ASH195-02000             1,951.50
Hennigan, Bennett & Dorman LLP      3/1/2005        Mar-05              HEN292-02000               292.50
Young Conaway Stargatt & Taylor     3/1/2005     Mar-05-Apr-05          YOU185-02000             1,855.90
        Ashby & Geddes              4/1/2005        Apr-05              ASH341-02000             3,411.20
       Dewey Ballantine             4/1/2005        Apr-05              DEW422-02000             4,228.60
Hennigan, Bennett & Dorman LLP      4/1/2005        Apr-05              HEN103-02000             1,033.70
     Lackey Hershman, LLP           4/1/2005        Apr-05             LACKE100-02000           10,000.00

                                                                                              -----------
                                                                         91 + days              35,141.20
                                                                                              ===========

        Ashby & Geddes              5/1/2005        May-05              ASH474-02000             4,749.00
       Dewey Ballantine             5/1/2005        May-05             DEW2304-02000            23,048.20
     Lackey Hershman, LLP           5/1/2005        May-05          LAC100-02000-May 05         10,000.00
     Lackey Hershman, LLP           5/1/2005        May-05              LAC416-02000            41,624.20
Hennigan, Bennett & Dorman LLP      5/1/2005        May-05              HEN125-02000             1,258.50
Young Conaway Stargatt & Taylor     5/1/2005        May-05              YOU298-02000             2,982.20

                                                                                              -----------
                                                                         61-90 days             83,662.10
                                                                                              ===========

       Dewey Ballantine             6/1/2005        Jun-05              DEW571-02000             5,713.80
        Ashby & Geddes              6/1/2005        Jun-05              ash105-02000            10,527.85
        Ashby & Geddes              6/1/2005        Jun-05              ASH239-02000             2,395.50

                                                                                              -----------
                                                                         31-60 Days             18,637.15
                                                                                              ===========

        Ashby & Geddes              7/1/2005        Jul-05              ASH106-02000            10,686.26
        Ashby & Geddes              7/1/2005        Jul-05              ASH247-02000             2,476.50
       Dewey Ballantine             7/1/2005        Jul-05              DEW162-02000            16,297.27
       Dewey Ballantine             7/1/2005        Jul-05              DEW390-02000             3,902.30
        Lackey Hershman             7/1/2005        Jun-05              lac563-02000            56,389.96
        Lackey Hershman             7/1/2005        Jun-05           lac100-02000-jn05          10,000.00

                                                                                              -----------
                                                                         0-30 days              99,752.29
                                                                                              ===========

                                                                   Total Accounts Payable     $237,192.74

                                                    Trenwick America Corporation
                                                                    Exhibit 99.3

Trenwick America Corporation                             Case No. 03-12635 (MFW)
----------------------------                                      --------------
          Debtor                                Reporting Period: August 2005
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

==================================================================  ============
Accounts Receivable Reconciliation                                     Amount
==================================================================  ============
Total Accounts Receivable at the beginning of the reporting period   49,178,688
------------------------------------------------------------------  ------------
+ Amounts billed during the period                                           --
------------------------------------------------------------------  ------------
- Amounts collected during the period                                     2,427
------------------------------------------------------------------  ------------
Total Accounts Receivable at the end of the reporting period         49,176,261
------------------------------------------------------------------  ------------

==================================================================  ============
Accounts Receivable Aging                                              Amount
==================================================================  ============
0 - 30 days old                                                              --
------------------------------------------------------------------  ------------
31 - 60 days old                                                             --
------------------------------------------------------------------  ------------
61 - 90 days old                                                             --
------------------------------------------------------------------  ------------
91 + days old                                                        60,829,590
------------------------------------------------------------------  ------------
Total Accounts Receivable                                            60,829,590
------------------------------------------------------------------  ------------
Amount considered uncollectible (Bad Debt)                          (11,653,329)
------------------------------------------------------------------  ------------
Accounts Receivable (Net)                                            49,176,261
------------------------------------------------------------------  ------------

                              DEBTOR QUESTIONNAIRE

==================================================================  ============
Must be completed each month                                         Yes    No
==================================================================  ============
1.    Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
      explanation below.                                                    X
==================================================================  ------------
2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
      provide and explanation below.                                        X
==================================================================  ------------
3.    Have all postpetition tax returns been timely filed? If no,
      provide an explanation below.                                   X
==================================================================  ------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no, provide an
      explanation below.                                              X
------------------------------------------------------------------  ------------

                                                                      FORM MOR-5
                                                                          (9/99)